                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)    March 31, 2003
                                                             --------------

                           Petroleum Helicopters, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Louisiana
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                 (State of Other Jurisdiction of Incorporation)

               0-9827                                 72-0395707
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       (Commission File Number)            (IRS Employer Identification No.)


2001 SE Evangeline Thruway, Lafayette, LA                            70508
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (800) 235-2452
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure (Provided under Item 12.)

         On March 31, 2003, Registrant issued a press release announcing its 2002 earnings. The Press Release is filed herewith as exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.      Description
         -----------      -----------
            99.1          Press Release dated March 31, 2003 announcing earnings
                          for 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Petroleum Helicopters, Inc. (Registrant)


         Date: March 31, 2003           By: /s/ Michael J. McCann
                                           -------------------------------------
                                        Name:  Michael J. McCann
                                        Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
   99.1          Press Release dated March 31, 2003 announcing earnings
                 for 2002